

<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Income Fund XII, Ltd. at September 30, 1997, and its statement of income for the nine months then ended and is qualified in its entirety by reference to the Form 10Q of CNL Income Fund XII, Ltd. for the nine months ended
September 30, 1997.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          DEC-31-1997
<PERIOD-START>                             JAN-01-1997
<PERIOD-END>                               SEP-30-1997
<CASH>                                       1,812,974
<SECURITIES>                                         0
<RECEIVABLES>                                  218,717
<ALLOWANCES>                                    28,360
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                      22,281,166
<DEPRECIATION>                               1,381,329
<TOTAL-ASSETS>                              41,508,301
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                  40,362,762
<TOTAL-LIABILITY-AND-EQUITY>                41,508,301
<SALES>                                              0
<TOTAL-REVENUES>                             3,157,454
<CGS>                                                0
<TOTAL-COSTS>                                  428,628
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                              2,941,412
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                          2,941,412
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                 2,941,412
<EPS-PRIMARY>                                        0
<EPS-DILUTED>                                        0

<F1>Due to the nature of its industry, CNL Income Fund XII, Ltd. has an unclassified balance sheet; therefore no values are shown above for current assets and current liabilities.



